Supplement dated July 31, 2025
to the following initial summary prospectus(es):
JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, Nationwide Innovator Corporate VUL, Nationwide Protector IVUL, Nationwide Protector IVUL - Series H, Nationwide Accumulator IVUL, Nationwide Accumulator IVUL - Series H and Nationwide Marathon VUL Ultra dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective August 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer V.I. International Growth Fund: Series I	Invesco V.I. International Growth Fund: Series I
ISP-0990